VAN NESS FUNDS

                       Supplement dated September 14, 2001
                      to the Prospectus dated May 1, 2001,
                      as supplemented through July 6, 2001

                           Van Ness Money Market Fund

Effective September 13, 2001, shares of the Van Ness Money Market Fund are available for purchase and redemption on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). Purchase and redemption orders received prior to 4:00 p.m., Eastern time, on any Money Market Business Day will be effected at the net asset value per share of the Van Ness Money Market Fund determined as of 4:00 p.m., Eastern time, on that date.





          Investors should retain this supplement for future reference.